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                                                                   EXHIBIT 10.28

                               SECOND AMENDMENT TO
                      RESTATED REVOLVING CREDIT AGREEMENT

     This Second Amendment to Restated Revolving Credit Agreement, dated as of June 14, 2000 ("Amendment") is entered into by and between IMRGLOBAL CORP., a
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Florida corporation ("Borrower"), and FIRST UNION NATIONAL BANK, a national
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banking association ("Bank").
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                                    RECITALS
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     A. Borrower and Bank are parties to that certain Restated Revolving Credit
Agreement dated as of January 19, 2000, which restates that certain Revolving Credit Agreement dated as of December 28, 1999, as amended by that certain First Amendment to Restated Revolving Credit Agreement dated as of March 17, 2000 (as amended, supplemented or otherwise modified the "Credit Agreement").
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Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     B. Borrower has requested that Bank make additional loans to Borrower in an amount up to $15,000,000.00, and Bank has agreed to make the Additional Loan to Borrower in accordance with the term of this Amendment.

                                    AGREEMENT
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     In consideration of the foregoing and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the parties, intending to be bound hereby, agree as follows:

     1. Modification of Credit Agreement. The Credit Agreement is amended as
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follows:

        a.  the definition of the term "Maximum Loan Amount" is amended to mean
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$45,000,000.00 provided that the Maximum Loan Amount shall mean $30,000,000.00 at all times after the earlier of (i) September 11, 2000, or (ii) the date Borrower has transferred any interest in, or granted any lien on, the headquarters building of Borrower located at 100 S. Missouri Avenue, Clearwater, Florida 33756.

        b. Section 2.1 of the Credit Agreement is amended in its entirely to provide as follows:

        2.1 Revolving Loan. Bank agrees, on the terms and conditions set forth
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        in this Agreement, to make Advances and to issue letters of credit to
        Borrower from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Advances and the face amount of any letters of credit at any one time outstanding will not exceed the Maximum Loan Amount (the "Loan"); provided, however, notwithstanding
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        anything to the contrary in this Agreement or any other
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           Loan Document. Bank shall have no obligation to make Advances under the Additional Note at any time after September 11, 2000. Within the foregoing limit, Borrower may borrow, prepay and reborrow Advances at any time during the Revolving Credit Period.

           c. Section 2.2 of the Credit Agreement is amended in its entirely to provide as follows:

           2.2 Revolving Note. The Loan shall be evidenced by the Revolving
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           Promissory Note in the principal amount of $30,000,000.00 dated
           December 28, 1999 ("Original Note") and the Revolving Promissory Note
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           in the principal amount of $15,000,000.00 dated June __, 2000
           ("Additional Note"), each made by Borrower payable to the Bank, and
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           the Loan shall be payable in accordance with the terms of the Note and this Agreement.

           d. Section 2.5(a) of the Credit Agreement is amended in its entirety to provide as follows:

               (a) The Additional Note shall mature, and the principal amount thereof and all interest, fees, expenses and other amounts payable in connection therewith under the Loan Documents shall be due and payable on September 11, 2000; and the entire balance of the Loan, including without limitation the loans evidenced by the Original Note, shall mature, and the entire principal amount of the Loan and all interest, fees, expenses and other amounts payable in connection therewith shall be due and payable on the Termination Date;

           e. Section 2.7 of the Credit Agreement is amended in its entirely to provide as follows:

           2.7 Calculation of Interest; Interest Rate. All interest under the
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           Note or hereunder shall be calculated on the basis of the Actual/360
           Computation, as defined in the Note.

               (a)  Original Note. Interest shall accrue on the unpaid principal
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           balance of each Advance under the Original Note from the date such
           Advance is made available to Borrower at a rate equal to the LIBOR Market Index Rate, as defined in the Original Note, plus the Applicable Margin, as such rates may change from day to day, provided, however, that after the occurrence of a Default, and otherwise as provided in the Original Note, at Bank's option, the unpaid principal balance hereunder shall bear interest at the Default Rate. As used herein, the term "Applicable Margin" shall mean the following rate, as determined on the day three Business Days after each Compliance Date:

                    i. if the Funded Debt to EBITDA Ratio for the most recent fiscal quarter of Borrower, as shown in the quarterly

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               financial report delivered by Borrower to Bank pursuant to
               Section 5.5 (a) and (c) herein, is less than 0.75:1, the Applicable Margin shall be 0.60%;

                    ii. if the Funded Debt to EBITDA Ratio for the most recent fiscal quarter of Borrower, as shown in the quarterly financial report delivered by Borrower to Bank pursuant to Section 5.5 (a) and (c) herein, is greater than or equal to 0.75:l and less than 1.00:1, the Applicable Margin shall be 0.85%;

                    iii. if the Funded Debt to EBITDA Ratio for the most
               recent fiscal quarter of Borrower, as shown in the quarterly financial report delivered by Borrower to Bank pursuant to
               Section 5.5 (a) and (c) herein, is greater than or equal to 1.00:l and less than 1.25:1, the Applicable Margin shall be 1.25%; and

                    iv. if the Funded Debt to EBITDA Ratio for the most recent fiscal quarter of Borrower, as shown in the quarterly financial report delivered by Borrower to Bank pursuant to Section 5.5 (a) and (c) herein, is greater than or equal to 1.25:1, or if Borrower has not, on or before the Compliance Date, delivered a quarterly financial report to Bank as required by such Section, the Applicable Margin shall be 1.75%.

                    At all times prior to the first determination of the
               Applicable Margin, as provided above, the Applicable Margin shall be 0.60%.

               (b)  Additional Note. With respect to the Additional Note,
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           Interest shall accrue on the unpaid principal balance of each Advance from the date such Advance is made available to Borrower at a rate equal to the LIBOR-Based Rate as defined in, and as adjusted from time to time pursuant to, the Additional Note, provided, however, that after the occurrence of a Default, and otherwise as provided in the Additional note, at Bank's option, the unpaid principal balance hereunder shall bear interest at the Default Rate.

               (c)  Application of Advances. Bank shall have the right, in its
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           sole discretion, to determine whether any Advance is made from the Original Note or the Additional Note.

           f. Section 2.9(a) of the Credit Agreement is amended in its entirely to provide as follows:

               (a) Borrower shall pay to Bank a non-refundable facility fee in the amount of $45,000.00, equal to .15% of the principal amount of the Original Note, payable on the December 28, 1999, and Borrower shall pay to Bank a non-refundable facility fee in the amount of $30,000.00, equal

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          to .20% of the principal amount of the Additional Note, payable on
          June 14, 2000;

          g.  the definition of the term "Note" is amended to mean the Original
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Note, the Additional Note and any other promissory note now or hereafter evidencing any Indebtedness, and all modifications, extensions and renewals thereof;

          h.  the definition of the term "Guarantor" is amended to include, in
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addition to the other Guarantors named on Schedule A, IMRGlobal, LLC, a Florida limited liability company ("IMRGlobal LLC"), and Schedule A is amended to
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include IMRGlobal LLC in addition to the other Guarantors named therein;

          i. the Loan Documents will evidence and secure the Additional Note to the same extent and with the same priority as they evidence and secure the Original Note, and the definition of the term "Loan Documents" is amended to
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include, in addition to the other documents and agreements described in the
Credit Agreement, the Swap Agreements.

     2.   Additional Loans. Lender shall make loans to Borrower, in addition to
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the loans described in the Credit Agreement (prior to this amendment thereof), in a principal amount up to %15,000,000.00 at any time outstanding, to be evidenced by a Revolving Promissory Note in the same amount dated on or about the date hereof ("Additional Loans"), provided that, notwithstanding anything to
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the contrary in the Loan Documents, the Additional Loans will be payable in full upon, and Lender shall have no further obligation to advance any part of the Additional Loans after the earlier of (i) September 11,2000, or (ii) the date Borrower has transferred any interest in, or granted any lien on, the headquarters building of Borrower located at 100 S. Missouri Avenue, Clearwater, Florida 33756.

     3.   Tax Indemnity. Borrower and Lender have concluded that Florida
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document excise taxes are not due in connection with this Amendment or any of the other Loan Documents because the Loan Documents have been executed by Borrower and the other signatories, and delivered to Lender, outside the State of Florida. Nevertheless, Borrower shall pay to Lender in full, on demand, the amount of all document excise taxes, including interest and penalties, that either Lender or the Florida Department of Revenue later deem to be due and applicable with respect to the Note or any of the other Loan Documents, or any other agreement between or among Borrower the Subsidiaries and Lender. In addition, Borrower shall reimburse Lender for any document excise taxes, including penalties and interest, paid by Lender and all costs and attorney's fees that Lender incurs in defending against an imposition of such taxes on the Note, this Amendment, the other Loan Documents and any other agreement between or among Borrower, the Subsidiaries and Lender.

     4.   Representations and Warranties. Borrower represents and warrants to
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Bank that:

          a. all of Borrower's representations and warranties to Bank in the Loan Documents are true and correct on this date, as if made on this date, except to the extent any of them expressly relate to an earlier date;

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         b.  since the date of the most recent financial statements delivered to
Bank, there has not been any material adverse change in the financial conditions of Borrower or any Guarantor;

         c. Borrower has the full corporate power and authority to enter into and perform its obligations hereunder and each transaction contemplated hereby; and

         d. the execution and delivery by Borrower of this Amendment and each other document contemplated hereby and its performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings on the part of Borrower.

     5.  Counterparts. The parties may execute this Amendment and any other
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agreement executed pursuant to it in counterparts. Each executed counterpart will be deemed to be an original, and all of them, together, will constitute the same agreement. This Amendment will become effective as of its stated date of execution, when each party has signed a counterpart and all the executed counterparts have been delivered to Bank.

     6.  WAIVER OF CLAIMS. BORROWER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY,
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AND INTENTIONALLY WAIVES AND RELEASES BANK (AND ITS OFFICERS, DIRECTORS,
SHAREHOLDERS, REPRESENTATIVES, AND AGENTS) FROM (a) ALL CLAIMS, DEMANDS, SUITS, AND CAUSES OF ACTION, WHETHER AT LAW OR IN EQUITY, THAT BORROWER EVER HAD, HAS NOW, OR MIGHT HAVE IN THE FUTURE, BY REASON OF ANY MATTER, CAUSE; OR THING WHATSOEVER ARISING BEFORE THE DATE AND TIME OF EXECUTION OF THIS AMENDMENT, WITH RESPECT TO: (i) ANY BREACH BY BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) OF ITS OBLIGATIONS OR PROMISES UNDER THE LOAN DOCUMENTS OR OTHERWISE; AND (ii) ANY ACTION OR INACTION BY BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) THAT IS ALLEGED TO HAVE HAD AN INJURIOUS EFFECT ON THE BUSINESS, OPERATION OR MANAGEMENT OF BORROWER AND
(b) ANY DEFENSE, COUNTERCLAIM, SETOFF, RIGHT OF RECOUPMENT OR ABATEMENT, OR OTHER CLAIM AGAINST BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) RELATING TO ANY MATTER, CAUSE, OR THlNG WHATSOEVER ARISING BEFORE THE DATE AND TIME OF EXECUTION OF THIS AMENDMENT.

     7.  Ratification of Loan Documents. The parties acknowledge that (except as
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expressly amended in this Amendment) the Loan Documents are unaffected, unchanged, and unimpaired and all such documents and agreements remain enforceable in accordance with their. respective terms. Further, the parties ratify and confirm all their obligations under the Loan Documents, except as modified in this Amendment. Neither this Amendment nor any earlier waiver or amendment of any of the Loan Documents will constitute a novation or have the effect of discharging any liability or obligation evidenced or secured by the Loan Documents.

     8.  Transaction Expenses: Taxes. Borrower shall pay all costs and expenses
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of Bank (including filing fees, recording fees, document excise and intangible tax, and attorney's fees and expenses) in connection with this Amendment and any related documents.

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     9.  Miscellaneous. This Amendment contains the final, complete, and
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exclusive expression of the understanding of Borrower and Bank with respect to the obligations created under it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by either of them. Except as expressly provided herein, this Amendment does not constitute a waiver of any rights of Bank or obligations of Borrower under the Loan Documents, and or a waiver herein will constitute a continuing waiver or a waiver of any other or future rights or obligations. A waiver or modification of any provision of this Amendment is valid only if the waiver or modification is in writing and signed by each party. The titles and headings preceding the text of the sections of this Amendment have been inserted solely for convenience of reference and do not affect this Amendment's meaning or effect. This Amendment is binding on each heir, assignee, and personal representative of the Borrower, and inures to the benefit of each assignee and successor of Bank. This Amendment is not assignable by Borrower, and any attempted assignment by Borrower will not be valid or effective against Bank. Bank may assign this Amendment, and its assignee will succeed to all the rights of Bank under it. Words of the neuter gender in this Amendment are to be construed to include words of the masculine and feminine genders. This Amendment is a Florida contract, and the parties intend that it is to be construed according to the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                        FIRST UNION NATIONAL BANK, a national
                                        banking association

                                        By: /s/ Robert D. Bridges
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                                              Name: Robert D. Bridges
                                              Title: Senior Vice President


                                        IMRGLOBAL CORP., a Florida corporation

                                        By:   /s/ Robert M. Molsick
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                                              Robert Molsick
                                              Chief Financial Officer

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